                                                                  EXHIBIT 10.5.1

                         THIRD AMENDMENT TO AMENDED AND
                  RESTATED CREDIT AGREEMENT AND LOAN DOCUMENTS
                  --------------------------------------------

              THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
AND LOAN DOCUMENTS (this "Amendment") is made and entered into as of May 8, 1998, by and among GLOBAL IMAGING SYSTEMS INC., a Delaware corporation ("Global"), GLOBAL IMAGING OPERATIONS, INC., a Delaware corporation ("Operations"), GLOBAL IMAGING FINANCE COMPANY, a Delaware corporation ("Finance"), COPY SERVICE & SUPPLY, INC., a North Carolina corporation ("Copy Service"), OFFICE FURNITURE CONCEPTS, INC., a North Carolina corporation ("Office Concepts"), CSS LEASING, LLC, a North Carolina limited liability company ("CSS Leasing"), FELCO OFFICE SYSTEMS, INC., a Texas corporation ("Felco"), BERNEY, INC., an Alabama corporation ("Berney"), CONWAY OFFICE PRODUCTS, INC. a New Hampshire corporation ("Conway"), AMERICAN PHOTOCOPY EQUIPMENT COMPANY OF PITTSBURGH, a Delaware corporation ("AMCOM"), SOUTHERN COPY SYSTEMS, INC., an Alabama corporation ("Southern Copy"), BUSINESS EQUIPMENT UNLIMITED, a Maine corporation ("Business Equipment"), CAMERON OFFICE PRODUCTS, INC., a Massachusetts corporation ("Cameron"), SOUTHERN BUSINESS COMMUNICATIONS, INC., a Georgia corporation ("Southern Business"), ELECTRONIC SYSTEMS, INC., a Virginia corporation ("Electronic Systems"), EASTERN COPY PRODUCTS, INC., a New York corporation ("Eastern Copy"), QUALITY BUSINESS SYSTEMS, INC., a Washington corporation ("Quality Business"), DUPLICATING SPECIALTIES, INC., an Oregon corporation ("Duplicating Specialties"), ELECTRONIC SYSTEMS OF RICHMOND, INC., a Virginia corporation ("ESR"), CONNECTICUT BUSINESS SYSTEMS, INC., a Connecticut corporation ("CBS"), (Global, Operations, Finance, Copy Service, Office Concepts, CSS Leasing, Felco, Berney, Conway, AMCOM, Southern Copy, Business Equipment, Cameron, Southern Business, Electronic Systems, Eastern Copy, Quality Business, Duplicating Specialties and ESR are each individually and collectively referred to herein as "Borrower"; JACKSON NATIONAL LIFE INSURANCE COMPANY, a Michigan insurance corporation, ("Jackson" or "Lender" and collectively with all other Lenders, if any, the "Lenders") and PPM AMERICA, INC., a Delaware corporation, as Agent for the Lenders (the "Agent").


                             PRELIMINARY STATEMENTS
                             ----------------------

         A. Borrower, Lender and Agent are parties to that Amended and Restated Credit Agreement, dated as of August 14, 1996 as amended and restated from time to time and most recently by that certain Second Amendment to Amended and Restated Credit Agreement and Loan Documents dated as of January 9, 1998 (the "Credit Agreement").

         B. Global anticipates consummating an initial public offering of its shares of common stock on or around May 15, 1998 (the "Offering") pursuant to the terms and conditions of, and in accordance with, that certain Registration Statement under the Securities Act of 1933 which was filed on or around March 17, 1998 (the "Registration Statement").
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         C.   In connection with the Offering, Borrower has requested that (a)
certain terms and conditions of the Credit Agreement be modified, amended or waived in order for the Offering to be in compliance therewith, and (b) Agent and the Lender consent to the consummation of the Offering.

         D. The Borrower, Agent and Lender desire to modify and amend the Credit Agreement and the Agent and the Lender have agreed to grant the waivers and/or consents as hereinafter set forth in accordance with the terms herein.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:


                                    AGREEMENT
                                    ---------

                                    ARTICLE I

                                   Definitions
                                   -----------

              Unless otherwise defined herein, capitalized terms used in this Amendment are defined in the Credit Agreement, as amended hereby.


                                   ARTICLE II

                                General Consents
                                ----------------

              In connection with the Offering, the Agent and the Lender hereby consent to: (i) the Offering; (ii) Global's authorization and issuance of common and preferred stock in connection therewith; and (iii) the use of the name of the Agent or the Lender in any press releases, filings or other documentation in connection therewith; provided, however, that any use of the Agent or the
                      -----------------
Lender's name shall be approved by the Agent prior to its release, which approval shall not be unreasonably withheld.


                                   ARTICLE III

                Amendments and/or Waivers to the Credit Agreement
                -------------------------------------------------

              In connection with, and for purposes of consummating the Offering, the Credit Agreement is hereby amended and certain provisions thereof are hereby waived as follows:

         3.01 The Agent and the Lender hereby waive the requirement set forth in the first sentence of Section 1.5(D) that the Borrower prepay the Term Loans with the entire amount of the net proceeds received from the Offering (the "Proceeds"). The Borrower shall be permitted to use a portion of the Proceeds to: (i) redeem its shares of Class A Common Stock in accordance

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with Section 3.05(i)(a) hereof; and (ii) pay any costs, fees and expenses incurred in connection with the Offering (collectively, the "Permitted Payments"). All of the remaining Proceeds, after giving effect to the Permitted Payments (the "Remaining Proceeds"), shall be used to repay the Obligations within sixty days from the completion of the Offering. It is understood and agreed that payment of the Remaining Proceeds shall be subject to a Prepayment Fee which shall be calculated in accordance with Subsection 1.7(A) unless the Borrower fully and indefeasibly prepays all of the Obligations within sixty days after the completion of the Offering, in which case the Prepayment Fee shall be reduced to $250,000 in accordance with 1.7(B)(i).

         3.02 The third sentence of Subsection 1.5(D) is deleted in its entirety and the following is substituted in lieu thereof:

                    "All such prepayments shall be applied to the Obligations in the order set forth in subsection 1.5(A)."

         3.03 Subsections 1.7(A)(i), (ii), (iii), (iv) and (v) are deleted in their entirety and the following is substituted in lieu thereof:

                    "(i)   4.0% of the               Second 12 month
                           prepayment amount         period following the
                                                     Original Closing Date

                    (ii)   3.0% of the               Third 12 month
                           prepayment amount         period following the
                                                     Original Closing Date

                    (iii)  2.0% of the               Fourth 12 month
                           prepayment amount         period following the
                                                     Original Closing Date

                    (iv)   1.0% of the               Fifth and Sixth 12
                           prepayment amount         month periods
                                                     following the Original
                                                     Closing Date"


         3.04 Subsection 1.7(B)(i) is hereby deleted in its entirety and the following is substituted in lieu thereof:

                    "(i) in the event that Global completes the Offering and fully and indefeasibly prepays all of the Obligations within sixty days from completion of the Offering, then in such event, Borrower shall only be required to pay a prepayment fee in an amount equal to $250,000."

         3.05 The restrictions set forth in Section 3.5 are hereby waived to the extent necessary to permit Global in connection with the Offering to: (i) redeem all of the outstanding shares of its Class A Common Stock in exchange for (a) payments in the amount of ninety ($90) dollars per

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share plus the unpaid yield thereon, and (b) shares of Common Stock, in an aggregate amount not to exceed ten (10%) percent of Global's issued and outstanding Common Stock; and (ii) convert its Class C Common Stock into Common Stock, for no additional cash, stock or other consideration.

         3.06 The restrictions set forth in Section 3.6(A)(i) are hereby waived to the extent necessary to permit Global to amend its charter and by-laws in connection with the Offering substantially in the form of Exhibit A hereto and
                                                          ---------
upon completion of the Offering, substantially in the form of Exhibit B hereto.
                                                              ---------
         3.07 Section 6.1(T) is deleted in its entirety and the following is substituted in lieu thereof:

                    "(T)  Change in Control. Except in connection with the
                          -----------------
                    Offering, GTCR IV sells or otherwise disposes of any of its shares of the Common Stock of Global."

         3.08 Section 10.1 Certain Defined Terms is hereby amended to add the
                           ---------------------
following terms, in alphabetical order, respectively.

                    "Offering" means the initial public offering of Global's Common Stock pursuant to the terms and conditions of, and in accordance with the Registration Statement."

                    "Registration Statement" means Global's Registration Statement under the Securities Act of 1933 which was filed with the Securities and Exchange Commission on or around March 17, 1998."


                                   ARTICLE IV

                                   Conditions
                                   ----------

              Conditions to Effectiveness. The effectiveness of this
              ---------------------------
Agreement is subject to (i) the consummation of the Offering, and (ii) the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

         (a)  Agent shall have received, in form and substance satisfactory to
Agent:

              (i)   this Amendment, duly executed by each Borrower;

              (ii) copies of the Registration Statement as filed with the Securities and Exchange Commission and any other documentation in connection therewith required by Agent;

              (iii) a company general certificate certified by the Secretary of each of the Borrowers that its Board of Directors has adopted and ratified resolutions

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                    which authorize the execution, delivery and performance by it of this Agreement;

              (iv) such additional documents, instruments and information as Agent or its legal counsel may reasonably request.

         (b) The representations and warranties contained herein, in the Credit Agreement and in the other Loan Documents, shall be true and correct as of the date hereof, as if made on the date hereof.

         (c) No Event of Default or event or condition which, with notice or passage of time or both, would constitute an Event of Default, shall have occurred and be continuing, unless such event, condition or Event of Default has been specifically waived in writing by Agent or Lenders.

                                    ARTICLE V

                                    No Waiver
                                    ---------

         Except as specifically set forth herein, nothing contained in this Amendment shall be construed as a waiver by Agent or any Lender of any covenant or provision of the Credit Agreement or the other Loan Documents or of any other contract or instrument between Borrower and any Lender or Agent, and the failure of any Lender or Agent at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lenders or Agent to thereafter demand strict compliance therewith. Each of Lenders and Agent hereby reserve all rights granted under the Credit Agreement, the other Loan Documents and any other contract or instrument between Borrower and any Lender or Agent.


                                   ARTICLE VI

                  Ratifications, Representations and Warranties
                  ---------------------------------------------

         6.01 Ratifications. The terms and provisions set forth herein shall
              -------------
modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Agent and Lenders agree that the Credit Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         6.02 Representations and Warranties. Borrower hereby represents and
              ------------------------------
warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Restated Certificate of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the

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

Credit Agreement, as amended hereby, and any other Loan Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Event of Default or event or condition which, with notice or passage of time or both, would constitute an Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing; and (d) Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement and the other Loan Documents, as amended hereby.


                                   ARTICLE VII

                            Miscellaneous Provisions
                            ------------------------

         7.01 Survival of Representations and Warranties. All representations
              ------------------------------------------
and warranties made in the Credit Agreement or any other Loan Document, including without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or Lenders to rely upon them.

         7.02 Reference to Credit Agreement. Each of the Credit Agreement and
              -----------------------------
the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such other Loan Documents to the Credit Agreement or any such Loan Documents shall mean a reference to the Credit Agreement and the other Loan Documents as amended hereby.

         7.03 Expenses of Agent. As provided in the Credit Agreement, Borrower
              -----------------
agrees to pay on demand all reasonable costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto, and any and all amendments, modifications and supplements thereto, including without limitation, the reasonable costs and fees of Agent's legal counsel.

         7.04 Severability. Any provision of this Amendment held by a court of
              ------------
competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         7.05 Successors and Assigns. This Amendment is binding upon and shall
              ----------------------
insure to the benefit of Agent, Lenders and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and Lenders.

         7.06 Counterparts. This Amendment may be executed in one or more
              ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

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         7.07 Effect of Waiver. No consent or waiver, express or implied, by
              ----------------
Agent or Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

         7.08 Headings. The headings, captions, and arrangements used in this
              --------
Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         7.09 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED
              --------------
PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).

         7.10 Final Agreement. THE CREDIT AGREEMENT AND THE OTHER LOAN
              ---------------
DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER, AGENT AND LENDERS.

         Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

                         GLOBAL IMAGING SYSTEMS INC.
                         GLOBAL IMAGING OPERATIONS, INC.
                         GLOBAL IMAGING FINANCE COMPANY


                         By:    /s/ THOMAS S. JOHNSON
                            -------------------------------------
                                Thomas S. Johnson
                                President


                         COPY SERVICE AND SUPPLY, INC.
                         OFFICE FURNITURE CONCEPTS, INC.
                         FELCO OFFICE SYSTEMS, INC.
                         BERNEY, INC.
                         CONWAY OFFICE PRODUCTS, INC.
                         AMERICAN PHOTOCOPY EQUIPMENT COMPANY
                           OF PITTSBURGH
                         SOUTHERN COPY SYSTEMS, INC.
                         BUSINESS EQUIPMENT UNLIMITED
                         CAMERON OFFICE PRODUCTS, INC.
                         SOUTHERN BUSINESS COMMUNICATIONS, INC.
                         ELECTRONIC SYSTEMS, INC.
                         EASTERN COPY PRODUCTS, INC.
                         QUALITY BUSINESS SYSTEMS, INC.
                         DUPLICATING SPECIALTIES, INC.
                         ELECTRONIC SYSTEMS OF RICHMOND, INC.
                         CONNECTICUT BUSINESS SYSTEMS, INC.



                         By:    /s/ THOMAS S. JOHNSON
                            -------------------------------------
                                Thomas S. Johnson
                                Chairman


                         CSS LEASING, LLC


                         By:    /s/ THOMAS S. JOHNSON
                            -------------------------------------
                                Thomas S. Johnson
                                Manager and President

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

                         JACKSON NATIONAL LIFE INSURANCE
                              COMPANY, as Lender

                         By: PPM America, Inc.,
                               Attorney-in-Fact


                         By: /s/ BEN JAMES
                            -------------------------------------
                            Title: Managing Director


                         PPM AMERICA, INC., as Agent


                         By:  /s/ BEN JAMES
                            -------------------------------------
                            Title: Managing Director

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